UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

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FORM 8-K

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Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported):  February 8, 2006

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THERAVANCE, INC.

(Exact Name of Registrant as Specified in its Charter)

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Delaware (State or Other Jurisdiction of Incorporation)	000-30319 (Commission File Number)	94-3265960 (I.R.S. Employer Identification Number)

901 Gateway Boulevard
South San Francisco, California 94080
(650) 808-6000

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Election of Directors.

At the meeting of the Board of Directors of Theravance, Inc. held on February 8, 2006, the Board of Directors formed a new committee entitled the Science and Technology Advisory Committee of the Board of Directors and named Eve E. Slater, M.D., F.A.C.C., who was appointed to the Board of Directors of Theravance, Inc. on December 8, 2005, as a member of this new committee.

Item 7.01 Regulation FD Disclosure.

            At the meeting of the Board of Directors of Theravance, Inc. held on February 8, 2006, the Board of Directors formed a new committee entitled the Science and Technology Advisory Committee of the Board of Directors.  The members of this new committee are Arnold J. Levine, Ph.D., who will serve as chairperson, P. Roy Vagelos, Ph.D., Eve E. Slater, M.D., F.A.C.C., George M. Whitesides, Ph.D., and Rick E Winningham.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE, INC.

Date: February 10, 2006	By:	/s/ Bradford J. Shafer
Bradford J. Shafer
Senior Vice President and General Counsel